EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Ralph del Campo, certify that:

1.	I have reviewed this Amendment No.1 to the annual report on Form 10-K of Enzon Pharmaceuticals, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 15, 2010

By:	/s/ Ralph del Campo Ralph del Campo Chief Operating Officer (Principal Executive Officer)